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                                                         Exhibit 10.119a
                                                         Tiffany & Co.
                                                         Report on Form 10-K
                                                         Fiscal 1998

                                 AMENDMENT NO. 1

      This Amendment No. 1 to that certain Agreement and Consent to Assignment dated as of December 1, 1995, among Tiffany & Co., Tiffany and Company and State Street Bank and Trust Company (successor in interest to Fleet National Bank of Connecticut), as Collateral Trustee under the Indenture (the "Agreement and Consent").

      Except as otherwise provided herein, capitalized terms used herein which are not defined herein shall have the meanings assigned to them in the Agreement and Consent.

      In consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parent, Lessee and Bank hereby agree as follows:

      1. Effective November 3, 1998, Section 2.12(c) of the Agreement and Consent shall be deleted in its entirety and the following inserted in its place:

            (c) Intercompany Debt - Debt of the Lessee or another Restricted Subsidiary owing to, or, in the case of a Guaranty, incurred on behalf of, the Parent or another Restricted Subsidiary.

      2. Each of the Lessee and Parent hereby (a) reaffirms and admits the validity, enforceability and continuation of the Agreement and Consent, and (b) agrees and admits that as of the date hereof it has no valid defenses to or offsets against any of their respective obligations thereunder.

      3. This Amendment No. 1 may be executed in any number of counterparts, each of which shall be an original and all of which shall together constitute one agreement. It shall not be necessary in making proof of this Amendment No. 1 to produce or account for more than one counterpart signed by the party to be charged.

      4. This Amendment shall be governed by and construed in accordance with
Section 6.5 of the Agreement and Consent.

      The parties have caused this Amendment No. 1 to be duly executed as of the date first above written.

                                        TIFFANY & CO.


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________


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                                        TIFFANY AND COMPANY

                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________


                                        STATE STREET BANK AND TRUST COMPANY, not in its individual capacity, but solely as Owner Collateral Trustee under the Owner Collateral Trust Indenture

                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________


                                        STATE STREET BANK AND TRUST COMPANY, not in its individual capacity, but solely as Beneficiary Collateral Trustee under the Beneficiary Collateral Trust Indenture

                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________


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      The undersigned First Union National Bank (formerly, First Fidelity Bank,
National Association), not in its individual capacity, but solely as the trustee under that certain Trust Agreement 1995-1, dated as of July 1, 1995, as Owner, hereby consents to the foregoing Amendment No. 1 and confirms that it has received the written approval of the Required Holders to provide this consent and enter into this Amendment No. 1.

                                        FIRST UNION NATIONAL BANK, a national
                                        banking association, not in its
                                        individual capacity, but solely as
                                        trustee pursuant to an agreement
                                        captioned "Trust Agreement 1995-1" dated as of July 1, 1995, as amended


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________


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